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                                                                   Exhibit 10.4



                                    GUARANTY


                             (GARGOYLES, INC. NOTE)


         THIS GUARANTY is given this ______ day of March, 1995, by PRO-TEC, INC., a Washington corporation ("Guarantor"), to and for the benefit of DENNIS BURNS, a married individual ("Lender"), with respect to the following facts:

         A. Gargoyles, Inc., a Washington corporation ("Borrower"), is indebted to Lender in the amount of $283,100.00 (the "Loan"). The Loan is evidenced by that certain Amended and Restated Promissory Note of even date herewith (as the same may be renewed, extended, modified and replaced from time to time, the "Note") in the amount of the Loan.

         B. Guarantor, Borrower, Lender and others (the "Investors") are parties to that certain Stock Purchase Agreement (the "Agreement") dated March ___, 1995, pursuant to which, among other things, the Investors and Borrower have agreed to purchase shares of stock of Guarantor and Borrower held by Lender.

         C. A condition to closing the transactions contemplated by the Agreement is the execution and delivery of the Note by the Borrower and this Guaranty by the Guarantor.

         NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor undertakes and agrees as follows:


1.       GUARANTY

         Guarantor hereby unconditionally and irrevocably guarantees to Lender the due performance and prompt payment when due, whether at maturity or by acceleration or otherwise, of Borrower's Obligations, as that term is defined below. "Borrower's Obligations" is used herein in its most comprehensive sense and means all present and future obligations of Borrower pursuant to the Note, including without limitation the
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obligation to repay all principal and to pay all interest, expenses, attorneys'
fees, or other debts, obligations, and liabilities of Borrower relating to the Loan and the Note.


2.       PAYMENT UPON DEMAND; ACCRUAL OF INTEREST

         Guarantor agrees to pay to Lender all or any portion of the Borrower's Obligations guaranteed herein upon demand when such obligations are due under the Note. If such payment is not made by Guarantor within ten (10) days after such demand, interest shall accrue from the date of demand on the amount demanded at the Default Rate set forth in the Note and Guarantor hereby agrees to pay all such accrued interest.


3.       TERM

         This Guaranty and the Obligations of Guarantor hereunder shall continue in full force and effect until all of Borrower's Obligations shall have been paid and performed in full.


4.       INDEPENDENT OBLIGATION

         This Guaranty constitutes a separate and independent obligation to Lender, and Guarantor intends that this Guaranty shall be a separate source of payment and performance of Borrower's Obligations.
Accordingly, Guarantor represents and warrants that:

                  4.1 Lender may obtain recourse against Guarantor for the payment and performance of all or any portion of Borrower's Obligations prior to, concurrently with, or after any action, proceeding, settlement or other means by which Lender may from time to time elect to enforce such obligations.

                  4.2 In no event shall Lender be deemed to have elected any remedy which precludes or impairs their ability to proceed against Guarantor hereunder.


                  4.3 This Guaranty may be enforced prior to, concurrently with or after any action against Borrower and shall survive any foreclosure, private or public


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sale, sheriff's sale, or trustee's sale, of any personal or real property.
Specifically, this Guaranty shall survive, as an independent contractual obligation, any such sale despite any statutory provision which otherwise prohibits any deficiency judgment, extinguishes or satisfies Borrower's Obligations, or otherwise relieves Borrower from further liability. Guarantor recognizes and agrees that its liability hereunder is not conditioned in any manner upon the existence of such liability of Borrower or the ability of Guarantor to obtain any redress against Borrower through indemnification, subrogation or otherwise.

                  4.4 Guarantor's obligations under this Guaranty is not dependent upon the existence or validity of the obligations of any other guarantor.

                  4.5 In the event of default hereunder, Lender may maintain an action upon this Guaranty whether or not Borrower is a party thereto. Lender may maintain successive actions for each default under this Guaranty.


5.       WAIVER BY GUARANTOR

         Guarantor hereby waives protest, presentment, demand for payment (except as specified in Section 2 above), notice of default or non-payment and notice of dishonor.


6.       OTHER GUARANTIES

         Guarantor agrees that this Guaranty is in addition to and not in substitution for any other guaranties which may hereafter be held by Lender and shall not be affected by any release or discharge granted to any other guarantor.


7.       DELEGATION; CHANGE OF OWNERSHIP; COVENANTS

         Guarantor may not delegate any of its obligations or liabilities, contingent or otherwise, hereunder. This Guaranty shall not be discharged or in any way affected by any change in the ownership or control of Guarantor. Guarantor shall keep Lender informed of any change in its financial condition which might have a material adverse effect on its capability to fulfill its obligations hereunder. Guarantor shall permit no change in its ownership without the prior written consent of Lender.


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8.       CONSENT TO AMENDMENTS AND MODIFICATIONS

         Guarantor agrees that Lender may, without obtaining the consent of and without giving notice to Guarantor, and without releasing or reducing Guarantor's liability under this Guaranty, do any one or more of the following at any time:

                  8.1 Amend the Note or agree with Borrower to change the manner, place or terms of payment, or change or extend the terms of any of Borrower's Obligations;

                  8.2 Increase the amount of loans made pursuant to the Note, or enter into any new loan agreement with Borrower, or increase the interest rate or expenses owed by Borrower to Lender;

                  8.3 Discharge or release any other party (including any other guarantor) who is or may be liable for Borrower's Obligations; or

                  8.4 Refrain from enforcing any security, or release any present or future security or guarantee which Lender holds from Borrower or any other person.

         Guarantor agrees that no course of dealing between Lender and Borrower, nor any failure or delay by Lender to exercise any one or more of its rights or remedies, or any other agreement between Lender and Borrower, shall impair or release Guarantor's obligations under this Guaranty.


9.       PRESERVATION AND PRIORITY OF LENDER'S CLAIMS

         Guarantor agrees that until all of Borrower's Obligations have been paid and performed in full:

                  9.1 Any rights that Guarantor may have to be reimbursed by Borrower, whether such right may arise by way of subrogation to Lender's rights or otherwise, shall in all respects be subordinate and inferior to Lender's rights to collect and enforce payment, performance, and satisfaction of Borrower's Obligations;


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                  9.2 Guarantor shall not assert priority over Lender or make any claim against Borrower or make any claim in any bankruptcy or insolvency proceeding or take or enforce any security from or against Borrower. Notwithstanding the foregoing, Guarantor shall be entitled to make a claim so long as such claim is subordinate to all claims of Lender;

                  9.3 Guarantor agrees to refrain from attempting to collect or enforce any rights against Borrower (whether such rights occur by subrogation or otherwise) until all of Borrower's obligations have been paid and performed in full; and

                  9.4 If for any reason Guarantor takes any security from Borrower, or if Guarantor receives any payment from Borrower, Guarantor hereby agrees that such security or payment shall be held by Guarantor in trust for Lender as continuing security for Guarantor's liability to Lender under this Guaranty.


10.      APPLICATION OF PAYMENTS

         Lender may apply any payments received in connection with Borrower's obligations (regardless of whether such payment is made by Borrower, any Guarantor, or any other party) to any of Borrower's obligations in any order or in any manner as determined by Lender in its sole discretion.


11.      REPRESENTATIONS AND WARRANTIES

         Guarantor represents and warrants to Lender that:

                  11.1 Guarantor is a corporation, duly organized, existing and in good standing under and by virtue of the laws of Washington, and until all of Borrower's liability (including without limitation contingent liability) to Lender under the Loan Agreement and the Note shall be extinguished and the Loan, interest thereon and other sums payable by Borrower to Lender under the Note or any other document or instrument contemplated therein have been fully paid to Lender, Guarantor will maintain its existence and good standing as a corporation under the laws of Washington.


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                  11.2 Guarantor has full power and authority to incur the
indebtedness and other obligations provided for in this Guaranty, to execute and deliver this Guaranty and to perform and observe the terms and conditions hereof.

                  11.3 Guarantor has taken all appropriate and necessary action under the laws governing corporations in Washington to authorize the execution and delivery of this Guaranty.

                  11.4 This Guaranty constitute the legal, valid, and binding obligation of Guarantor enforceable in accordance with their terms. The execution, delivery and performance of this Guaranty and the payment of all amounts due on the dates provided for herein (i) will not conflict with Articles of Incorporation or Bylaws or other foundational documents of Guarantor, (ii) will not conflict with or result in the breach of any provision of any agreement to which Guarantor is a party or by which it or any of its properties or assets is bound, and (iii) will not constitute a default or an event which with the passage of time or giving of notice, or both, would constitute a default under any such agreement.

                  11.5 Guarantor is not in default under any agreement or document to which it is a party or by which it is bound.

                  11.6 Guarantor's obligations hereunder will rank at least pari passu in priority of payment and in all other respects with other unsecured indebtedness of Guarantor except for certain obligations in respect of federal, state and local taxes and other statutory obligations.


12.      GOVERNING LAW

         This Guaranty shall be governed by and construed in accordance with the laws of Washington. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts situated in Washington in any proceeding related to this Agreement and agrees that any process or summons in any such action may be served by mailing to Guarantor a copy thereof to Guarantor at the address of Borrower set forth in the Note.


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13.      SUCCESSORS AND ASSIGNS

         This Guaranty is for the benefit of Lender, its trustees, successors and assigns, and in the event of any assignment by Lender of Borrower's Obligations hereby guaranteed or any part thereof, the rights and benefits hereunder, to the extent applicable to Borrower's Obligations so assigned, shall be transferred with such obligations and inure to the benefit of the assignee. This Guaranty is binding upon Guarantor and on its successors, receivers, heirs, administrators and personal representatives. Guarantor pledges and agrees not to transfer by gift or without adequate consideration any assets owned individually or jointly with any person at any time this Guaranty remains in effect.


14.      SAVINGS PROVISION

         Invalidity or unenforceability of any one or more of the provisions of this Guaranty for any reason shall not affect any of the other provisions hereof, and such other provisions shall remain in full force and effect.


15.      LITIGATION EXPENSES

         In any controversy, claim or dispute arising out of, or relating to, this Guaranty or the method and manner of performance thereof or the breach thereof, the prevailing party shall be entitled and awarded, in addition to any other relief, to a reasonable sum as litigation expenses. In determining what is a reasonable sum for litigation expenses, the actual amount of attorney's fees the party is obligated to pay its attorney or attorneys and the actual expenses incurred in proceeding shall be presumed to be reasonable, which presumption is rebuttable. For the purposes of this provision, the term "litigation" shall include arbitration, administrative, bankruptcy, and judicial proceedings, including appeals therefrom.


16.      NO ORAL MODIFICATION

         No alterations or modifications of the terms set forth herein shall be binding on Lender unless set forth in a document duly executed by Lender.


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                  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND
                  CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         EXECUTED as of the date first set forth above.


                                            GUARANTOR:

                                            PRO-TEC, INC.


                                            By  /s/  Douglas B. Hauff
                                                -------------------------------
                                            Its     President
                                                -------------------------------


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